CENTER COAST MLP & INFRASTRUCTURE FUND

Supplement dated October 11, 2017

to the Prospectus Supplement dated August 18, 2017

to the Prospectus dated March 31, 2017

This is a supplement (the “Supplement”), to the Prospectus Supplement dated August 18, 2017 (as further supplemented from time to time, the “Prospectus Supplement”) to the Prospectus dated March 31, 2017 of Center Coast MLP & Infrastructure Fund (the “Fund”) relating to the issuance and sale of Common Shares pursuant a distribution agreement, dated May 27, 2016, which was amended and restated as of August 15, 2017 (the “Distribution Agreement”), between the Fund and Foreside Fund Services, LLC (“Foreside” or the “Distributor”), pursuant to which the Fund may offer and sell up to 8,000,000 Common Shares, from time to time, through the Distributor, as agent for the Fund, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.

This Supplement updates certain information in the Prospectus Supplement, and the related Prospectus as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus Supplement or the Prospectus.

Recent Developments

On October 9, 2017, Brookfield Investment Management Inc. (“BIM”)  entered into a Membership Units Purchase Agreement (the “Purchase Agreement”) with Center Coast Capital Holdings, LLC (“Center Coast”) and the equity holders of Center Coast, pursuant to which BIM, through a wholly-owned subsidiary, would acquire Center Coast, the parent company of Center Coast Capital Advisors, LP, the investment adviser to the Fund (the “Adviser”). The transaction is expected to be completed by the first quarter of 2018, subject to customary closing conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will result in a change in control of the Adviser and therefore cause the automatic termination of the investment advisory agreement between the Fund and the Adviser, as required by the Investment Company Act of 1940.  The Board of Trustees of the Fund has approved a new investment advisory agreement between the Fund and BIM and has nominated the members of the Board of Trustees of Brookfield’s suite of registered funds to serve as the Board of Trustees of CEN following the completion of the transaction. The Board of Trustees of the Fund determined that the foregoing matters will be presented to the Fund’s shareholders for approval at an upcoming special shareholder meeting.

The transaction is not expected to result in any material change in the portfolio management of the Fund or in the Fund’s investment objective or policies.

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An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. See “Risks” beginning on page 65 of the accompanying Prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 13 of the accompanying Prospectus. You should carefully consider these risks together with all of the other information contained in the Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if the Prospectus Supplement and the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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This supplement is not intended to, and does not, solicit a proxy from any shareholder of the Fund.  The solicitation of proxies will occur only pursuant to a definitive proxy statement. The Fund and its investment adviser, trustees, officers and employees and other persons may be deemed under the rules of the SEC to be participants in the solicitation of proxies from shareholders in connection with the proposals.  Information about the Trustees and officers of the Fund may be found in the Fund’s annual reports and will be contained in the proxy statement when available. Shareholders of the Fund are urged to read the proxy statement and other documents filed with the SEC carefully and in their entirety when they become available because these documents will contain important information about the proposals. Shareholders may obtain free copies of the proxy statement and other documents filed with the SEC at the SEC’s web site at www.sec.gov when they become available.  In addition, free copies of the proxy statement and other documents filed with the SEC may also be obtained when they become available by directing a request to Center Coast at 713-759-1400 or investor_relations@centercoastcap.com.